UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2013

RPX Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-35146	26-2990113
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

One Market Plaza
Suite 800
San Francisco, CA 94105
(Address of principal executive offices, including zip code)
(866) 779-7641
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)
 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On April 30, 2013, RPX Corporation (the “Company”) issued a press release announcing its financial results for the quarter ended March 31, 2013. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Appointment of Principal Financial Officer

On April 25, 2013, the Board of Directors (the “Board”) of the Company appointed John A. Amster, Chief Executive Officer and President, as principal financial officer, effective until the opening of business on May 13, 2013.

Mr. Amster, age 44, has served as Chief Executive Officer since March 2010, as Co-Chief Executive Officer from the Company's inception until March 2010 and a director since inception. Prior to founding the Company, Mr. Amster served as the General Manager of Strategic Acquisitions and Vice President of Licensing at Intellectual Ventures, a patent licensing firm, where he was responsible for strategic acquisitions of patent portfolios as well as developing the software and e-commerce licensing programs, from 2005 to 2008. From 2003 to 2004, Mr. Amster served as Managing Director and founded the M&A Advisory practice for Ocean Tomo, an intellectual property and brokerage firm. From 1998 to 2003, Mr. Amster served in various positions, most recently as Vice President and Secretary, at InterTrust Technologies, where he worked on intellectual property transactions, merger and acquisition activities and late-stage financing activities. Mr. Amster received a J.D. from Benjamin N. Cardozo School of Law and a B.A. from Middlebury College.

Mr. Amster will continue to be compensated according to his existing arrangements with the Company as Chief Executive Officer and President.

On April 25, 2013, the Board also appointed Ned Segal as principal financial officer and principal accounting officer, effective at the opening of business on May 13, 2013, at which time Mr. Amster will no longer serve as principal financial officer. Biographical and other information, as well as compensation arrangements, for Mr. Segal, who joined the Company on April 24, 2013 as Chief Financial Officer, Senior Vice President & Treasurer, are disclosed in the Company's current report on Form 8-K filed with the Securities and Exchange Commission on February 12, 2013 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Press release issued by RPX Corporation dated April 30, 2013

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RPX Corporation

By:	/s/ MARTIN E. ROBERTS
Martin E. Roberts
General Counsel

Dated: April 30, 2013